UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

_____________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-50089

Date of Report: February 5, 2007

NATIONAL ENERGY SERVICES COMPANY, INC
(Exact name of registrant as specified in its charter)

Nevada	52-2082372
(State of Other Jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3153 Fire Road, Suite 2C, Egg Harbor Township, NJ	08234
(Address of principal executive offices)	(Zip Code)
(800) 758-9288
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02

Results of Operations and Financial Condition

On February 5, 2007 National Energy Services Company issued a press release that contained material information regarding the results of its operations for the quarter ended January 31, 2007.  On the same day, National Energy Services Company mailed a letter to its shareholders that contained material information regarding the results of its operations for the quarter ended January 31, 2007.

Item 9.01

Financial Statements and Exhibits

Exhibits

99.1

Press release dated February 5, 2007

99.2

Letter to shareholders dated February 1, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Energy Services Company, Inc.

Dated:  February 5, 2007

By: /s/ John Grillo

       John Grillo, President